UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2009 (May 4, 2009)

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	1-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 4, 2009, Spectra Energy Partners OLP, LP (“SEP OLP”), a wholly-owned subsidiary of Spectra Energy Partners, LP (“SEP”), completed the previously announced acquisition of all of the ownership interests of NOARK Pipeline System, Limited Partnership (“NOARK”) from Atlas Pipeline Mid-Continent LLC (“APMC”), a wholly-owned subsidiary of Atlas Pipeline Partners, L.P. (“Atlas”), for total cash consideration of approximately $295 million, pursuant to a Securities Purchase Agreement, dated April 7, 2009, with APMC. NOARK’s assets consist of 100% ownership interests in Ozark Gas Transmission, L.L.C. (“OGT”) and Ozark Gas Gathering, L.L.C. (“OGG”).

OGT is a 565-mile, Federal Energy Regulatory Commission regulated interstate natural gas transmission pipeline system that extends from southeast Oklahoma through Arkansas into southeast Missouri. OGT services natural gas production in the Arkoma basin and the Fayetteville Shale and offers access to important Midwest and Northeast markets. It also interconnects with the Texas Eastern interstate pipeline, an asset held by a wholly-owned subsidiary of Spectra Energy Corp (“Spectra Energy”), the indirect owner of SEP’s general partner. OGG is a 365-mile, fee-based, state regulated natural gas gathering system located in eastern Oklahoma and western Arkansas.

SEP OLP financed the closing of the transaction using cash on hand and approximately $218 million borrowed under its existing credit facility and approximately $70 million borrowed under a credit agreement entered into on April 7, 2009 by SEP OLP, as borrower, and Spectra Energy Capital, LLC (“SE Capital”), as lender, a subsidiary of Spectra Energy (the “Credit Agreement”). SEP OLP’s existing $500.0 million credit facility matures in July 2012 and provides for both term and revolving borrowings. Borrowings bear interest at the London Interbank Offered Rate plus an applicable margin dependent on the leverage level. Pending consummation of long term financing of the transaction, additional borrowings under the Credit Agreement may be incurred by SEP OLP to fund additional transaction costs or to repay amounts borrowed under its bank credit facility to fund the closing of the transaction. Borrowings under the Credit Agreement mature within 364 days and carry interest at an annual rate of 9.75%.

The description of SEP OLP’s credit facility contained in this report is qualified in its entirety by reference to the credit facility filed as Exhibit 10.1 to SEP’s Form S-1/A filed on June 4, 2007 which is incorporated by reference into this Item. The description of the Credit Agreement contained in this report is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.2 to SEP’s Form 8-K filed on April 7, 2009 which is incorporated by reference into this Item.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included or incorporated by reference in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On May 4, 2009, SEP issued a press release announcing the closing of the transaction described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 2.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

As of the date of this report, the registrant has not determined whether financial statements or pro forma financial information are required to be filed pursuant to Item 9.01(a) and (b) of Form 8-K. If the registrant determines that such financial statements and pro forma financial information are required, it will file such financial statements and pro forma financial information by amendment to this Form 8-K within 71 calendar days following the date this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The information provided under Item 9.01(a) is incorporated herein by reference.

(d)	Exhibits

2.1	Securities Purchase Agreement, dated as of April 7, 2009, among Spectra Energy Partners OLP, LP, Atlas Pipeline Mid-Continent LLC, Atlas Pipeline Partners, L.P, solely as guarantor of Atlas Pipeline Mid-Continent LLC, and Spectra Energy Partners, LP, solely as guarantor of Spectra Energy Partners OLP, LP (filed as Exhibit 10.1 to Spectra Energy Partners, LP’s Form 8-K on April 7, 2009).

10.2	Credit Agreement, dated as of April 7, 2009, between Spectra Energy Partners OLP, LP, as borrower, and Spectra Energy Capital, LLC, as lender (filed as Exhibit 10.2 to Spectra Energy Partners, LP’s Form 8-K on April 7, 2009).

99.1	Press Release of Spectra Energy Partners, LP, dated May 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP, its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

/s/ Laura Buss Sayavedra
Laura Buss Sayavedra
Vice President and Chief Financial Officer

Date: May 8, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Securities Purchase Agreement, dated as of April 7, 2009, among Spectra Energy Partners OLP, LP, Atlas Pipeline Mid-Continent LLC, Atlas Pipeline Partners, L.P, solely as guarantor of Atlas Pipeline Mid-Continent LLC, and Spectra Energy Partners, LP, solely as guarantor of Spectra Energy Partners OLP, LP (filed as Exhibit 10.1 to Spectra Energy Partners, LP’s Form 8-K on April 7, 2009).

10.2	Credit Agreement, dated as of April 7, 2009, between Spectra Energy Partners OLP, LP, as borrower, and Spectra Energy Capital, LLC, as lender (filed as Exhibit 10.2 to Spectra Energy Partners, LP’s Form 8-K on April 7, 2009).

99.1	Press Release of Spectra Energy Partners, LP, dated May 4, 2009.